                                                                   EXHIBIT 24(a)

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2003, hereby constitutes and appoints J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date: January 30, 2004                     /s/  C.M. Connor
                                        ---------------------------------------
                                        C.M. Connor
                                        Chairman and Chief Executive Officer,
                                        Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2003, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date: January 29, 2004                     /s/  J.M. Scaminace
                                        ----------------------------------------
                                        J.M. Scaminace
                                        President and Chief Operating Officer,
                                        Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2003, hereby constitutes and appoints C.M. Connor, J.M. Scaminace and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date: January 30, 2004                     /s/  S.P. Hennessy
                                        ----------------------------------------
                                        S.P. Hennessy
                                        Senior Vice President - Finance
                                        and Chief Financial Officer

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2003, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date: January 27, 2004                     /s/  J.L. Ault
                                        ----------------------------------------
                                        J.L. Ault
                                        Vice President - Corporate Controller

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2003, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date: January 30, 2004                     /s/  J.C. Boland
                                        ----------------------------------------
                                        J.C. Boland
                                        Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2003, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date: February 2, 2004                     /s/ J.G. Breen
                                        ----------------------------------------
                                        J.G. Breen
                                        Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2003, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date: February 4, 2004                     /s/  D.E. Collins
                                        ----------------------------------------
                                        D.E. Collins
                                        Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2003, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date: January 30, 2004                     /s/  D.E. Evans
                                        ----------------------------------------
                                        D.E. Evans
                                        Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2003, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date: February 3, 2004                     /s/  S.J. Kropf
                                        ----------------------------------------
                                        S.J. Kropf
                                        Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2003, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date: February 3, 2004                     /s/  R.W. Mahoney
                                        ----------------------------------------
                                        R.W. Mahoney
                                        Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2003, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date: January 31, 2004                     /s/  G.E. McCullough
                                        ----------------------------------------
                                        G.E. McCullough
                                        Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2003, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date: February 4, 2004                     /s/  A.M. Mixon, III
                                        ----------------------------------------
                                        A.M. Mixon, III
                                        Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2003, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date: January 28, 2004                    /s/  C.E. Moll
                                        ----------------------------------------
                                        C.E. Moll
                                        Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2003, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.

Date: February 2, 2004                    /s/  R.K. Smucker
                                        ----------------------------------------
                                        R.K. Smucker
                                        Director